EXHIBIT 3.39
CERTIFICATE OF FORMATION
OF
REYNOLDS FOOD PACKAGING LLC
     THIS CERTIFICATE OF FORMATION of Reynolds Food Packaging LLC (the “LLC”) is being duly executed and filed by Carol Halferty, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C.§ 18-101 et seq.).
     1. The name of the limited liability company formed hereby is Reynolds Food Packaging LLC.
     2. The address of the registered office of the LLC in the State of Delaware is c/o Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808.
     3. The name and address of the registered agent for service of process on the LLC in the state of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, DE 19808.
     IN WITNESS WHEREOF, the undersigned authorized person has executed this Certificate of Formation of Reynolds Food Packaging LLC this 14th day of November 2004.

/s/ Carol Halferty
Name:	Carol Halferty
Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:22 PM 11/19/2004
FILED 05:12 PM 11/19/2004
SRV 040838919 – 3884432 FILE

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:15 PM 01/10/2007
FILED 10:15 PM 01/10/2007
SRV 070033164 – 3884432 FILE
CERTIFICATE OF AMENDMENT
OF
REYNOLDS FOOD PACKAGING LLC
     1. The name of the limited liability company is Reynolds Food Packaging LLC.
     2. The Certificate of Formation of the limited liability company is hereby amended as follows:
Article Second: “The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.”
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Reynolds Food Packaging LLC this 5th day of January, 2007.

/s/ Steven Zimmer
Steven Zimmer, Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:32 PM 02/26/2008
FILED 07:16 PM 02/26/2008
SRV 080230514 – 3884432 FILE
CERTIFICATE OF CORRECTION
OF
CERTIFICATE OF AMENDMENT
OF
REYNOLDS FOOD PACKAGING LLC
          THIS Certificate of Correction of Certificate of Amendment of Reynolds Food Packaging LLC (the “LLC”), dated as of February 26, 2008, has been duly executed and is being filed by the undersigned, to correct the Certificate of Amendment of the LLC, which was filed on January 10, 2007, with the Secretary of State of the State of Delaware (the “Certificate”), as permitted by 6 Del. C. §18-211.
     1. The inaccuracies to be corrected in the Certificate are as follows: The paragraph designated “2” in the Certificate (a) inaccurately refers to the paragraph designated “2” in the Certificate of Formation of the LLC as “Article Second” and (b) fails to delete the paragraph designated “3” in the Certificate of Formation of the LLC.
     2. The paragraph designated “2” in the Certificate is hereby corrected in its entirety to read as follows:
     “2. The Certificate of Formation of the limited liability company is hereby amended by deleting paragraph 3 thereof and by amending and restating paragraph 2 thereof in its entirety as follows:
“2. The address of the registered office of the LLC in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of the LLC’s registered agent at such address is The Corporation Trust Company.””
          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Correction of Certificate of Amendment of the LLC as of the date first-above written.

Donna T. Dabney
Name:
Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:46 PM 02/05/2009
FILED 01:20 PM 02/05/2009
SRV 090106637 – 3884432 FILE
CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION
OF
REYNOLDS FOOD PACKAGING LLC

Reynolds Food Packaging LLC (hereinafter called the “company”), a limited liability company organized and existing under and by virtue of the Limited Liability Company Act of the State of Delaware, does hereby certify:
1. The name of the limited liability company is Reynolds Food Packaging LLC.
2. The Certificate of Formation of the domestic limited liability company is hereby amended to change the name and address of the registered agent and the address of the registered office within the State of Delaware as follows:
National Registered Agents, Inc.
160 Greentree Drive, Suite 101
Dover, Delaware 19904
County of Kent
Executed on 2/3/09

/s/ Lawrence M. Tuskey
Lawrence M. Tuskey, Authorized Person